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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 24, 2001
                                                          ------------

                        HARNISCHFEGER INDUSTRIES, INC.
                        ------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                                      39-1566457
    ----------------------                      ----------------------------
(State or other jurisdiction of             (IRS Employer Identification Number)
        incorporation)



                                    1-9299
                           (Commission File Number)




   100 East Wisconsin Avenue, Suite 2780, Milwaukee, WI               53202
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        (Address of principal executive offices)                    (Zip Code)




    Registrant's telephone number, including area code:           (414) 319-8500
                                                                  --------------
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Item 5. Other Events.

     On May 24, 2001, Harnischfeger Industries, Inc. (the "Company") issued a News Release announcing the Company's expectation that shares of its post reorganization Common Stock will soon begin trading on a "when issued" basis under the symbol "HFIIV" on Nasdaq's over-the-counter bulletin board. The News Release is attached hereto as Exhibit 99.1 to this Current Report.



Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.
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SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to execute this report.


                                         Harnischfeger Industries, Inc.
                                         (Registrant)

Dated: May 25, 2001                      By: /s/ Eric B. Fonstad
                                            ---------------------------
                                               Eric B. Fonstad
                                               Secretary and Associate
                                               General Counsel
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                               Index to Exhibits

Exhibit
Number
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99.1      News Release dated as of May 24, 2001